UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2009

FASHION NET, INC.
(Exact name of Registrant as specified in charter)

Nevada	333-153826	26-0685980
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11088 Arcadia Sunrise Drive
Henderson, Nevada	89052
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:		(702) 524-1091

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01  CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On July 30, 2009, the Audit Committee of the Registrant approved the dismissal of Moore & Associates, Chartered as its certifying independent registered public accountants.  None of the reports of Moore & Associates, Chartered on the financial statements of the Registrant contained any adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except for a going concern paragraph in Moore & Associates, Chartered's report on our financial statements as of and for the years ended December 31, 2008 and 2007.

During the Registrant’s two most recent fiscal years and during any subsequent interim periods preceding the date of termination, there were no disagreements with Moore & Associates, Chartered on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to Moore & Associates, Chartered's satisfaction, would have caused them to refer to the subject matter of the disagreement(s) in connection with their report; and there were no "reportable events" as defined in Item 304 (a)(1) of the Securities and Exchange Commission's Regulation S-K.

As of July 30, 2009, the Registrant has engaged De Joya Griffith & Company, LLC, 2580 Anthem Village Dr., Henderson, Nevada 89052, as its independent registered public accounting firm commencing July 30, 2009, for the fiscal year ended December 31, 2009.  During the most recent two fiscal years through Moore & Associates, Chartered (the date of engagement), neither the Registrant nor anyone engaged on its behalf has consulted with De Joya Griffith & Company, LLC regarding: (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) or (v) of Regulation S-K).

The Registrant has furnished Moore & Associates, Chartered with a copy of the disclosures under this Item 4.01 and has requested that Moore & Associates, Chartered provide a letter addressed to the SEC stating whether or not they agree with the statements made herein or stating the reasons in which they do not agree.  As of August 4, 2009, the date of this Information Statement, the Registrant has not receive correspondence from Moore & Associates, Chartered regarding the disclosure contained herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FASHION NET, INC.
(Registrant)

Signature	Title	Date

/s/ Evelyn Meadows	President and CEO	August 4, 2009
Evelyn Meadows

/s/ Evelyn Meadows	Secretary	August 4, 2009
Evelyn Meadows

/s/ Evelyn Meadows	Chief Financial Officer	August 4, 2009
Evelyn Meadows